COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Maxeon as a lessee
We lease certain facilities under non-cancellable operating leases from third parties. As of December 31, 2023 and January 1, 2023, future minimum lease payments for facilities under operating leases were $29.1 million and $22.5 million, respectively, to be paid over the remaining contractual terms of up to 3.9 years. The Company has the option to extend certain leases for up to 10 years. These options are included in the lease term when it is reasonably certain that the option will be exercised.
We also lease certain buildings, machinery and equipment under non-cancellable finance leases. As of December 31, 2023 and January 1, 2023, future minimum lease payments for assets under finance leases were $1.6 million and $2.2 million, to be paid over the remaining contractual terms of up to 3.4 years and 4.4 years, respectively. Of the $1.6 million, $0.4 million is included in “Short-term debt” and $1.2 million is included in “Long-term debt” on the Consolidated Balance Sheets as of December 31, 2023.
We have disclosed quantitative information related to the lease contracts we have entered into as a lessee by aggregating the information based on the nature of the asset such that assets with similar characteristics and lease terms are shown within one single financial statement line item.
The table below presents the summarized quantitative information with regard to lease contracts we have entered into:

	Fiscal Year Ended
(In thousands)	December 31, 2023	January 1, 2023
Operating lease expense	$5,236	$4,173
Cash paid for amounts included in the measurement of lease liabilities
Cash paid for operating leases	5,941	3,537
Right-of-use assets obtained in exchange for lease obligations	10,929	5,639
Weighted-average remaining lease term (in years) – operating leases	3.9	4.6
Weighted-average discount rate – operating leases	6.5%	6.4%
The following table presents our minimum future rental payments on leases placed in service as of December 31, 2023:

(In thousands)	Operating Leases	Finance Lease
2024	$7,143	$504
2025	7,046	519
2026	6,625	535
2027	4,795	229
2028	3,519	—
Thereafter	—	—
Total lease payments	29,128	1,787
Less: imputed interest	(3,712)	(160)
Total	$25,416	$1,627
Maxeon as a lessor
We lease certain facilities under operating leases to third parties and affiliates of Total. Some of these leases include an option to extend the lease either at the option of the lessees or upon mutual written agreement of both parties.
The following table presents our minimum future rental receivables on the operating leases as of December 31, 2023:

		Payments Due by Fiscal Year
(In thousands)	Total	2024	2025	Thereafter
Minimum future rental receivable	$2,585	$2,408	$177	$—
Purchase Commitments
We purchase raw materials for inventory and manufacturing equipment from a variety of vendors. During the normal course of business, in order to manage manufacturing lead times and help assure adequate supply, we enter into agreements with contract manufacturers and suppliers that either allow them to procure goods and services based on specifications defined by us, or that establish parameters defining our requirements. In certain instances, these agreements allow us the option to cancel, reschedule or adjust our requirements based on our business needs before firm orders are placed. Consequently, purchase commitments arising from these agreements are excluded from our disclosed future obligations under non-cancellable and unconditional commitments.
We also have agreements with several suppliers, including one of our non-consolidated investees, for the procurement of ingots, and wafers, as well as certain module-level power electronics and related equipment.
Future purchase obligations under non-cancellable purchase orders and long-term supply and service agreements as of December 31, 2023 are as follows:

(In thousands)	Fiscal Year 2024	Fiscal Year 2025	Fiscal Year 2026 and thereafter	Total(1)
Future purchase obligations	$266,619	$481	$922	$268,022
(1)Total future purchase obligations comprised of $150.6 million related to non-cancellable purchase orders and $117.4 million related to long-term supply and service agreements.
We expect that all obligations related to non-cancellable purchase orders for manufacturing equipment will be recovered through future cash flows of the solar cell manufacturing lines and solar panel assembly lines when such long-lived assets are placed in service. Factors considered important that could result in an impairment review include significant under-performance relative to expected historical or projected future operating results, significant changes in the manner of use of acquired assets, and significant negative industry or economic trends. Obligations related to non-cancellable purchase orders for inventories match current and forecasted sales orders that will consume these ordered materials and actual consumption of these ordered materials is regularly compared to expected demand. We anticipate total obligations will be recovered because the quantities required to be purchased are expected to be utilized in the manufacture and profitable sale of solar power products in the future based on our long-term operating plans. The terms of the supply agreements are reviewed regularly by us and we assess the need for any accruals for estimated losses on adverse purchase commitments, such as lower of cost or net realizable value adjustments that will not be recovered by future sales prices, forfeiture of advanced deposits and liquidated damages, as necessary.

Product Warranties
The following table summarizes the product warranty activities for fiscal years 2023 and 2022:

	Fiscal Year
(In thousands)	2023	2022
Balance at the beginning of the period	$28,347	$30,616
Accruals for warranties issued during the period	6,437	6,366
Settlements and adjustments during the period	(13,794)	(8,635)
Balance at the end of the period	$20,990	$28,347
Liabilities Associated with Uncertain Tax Positions
Total liabilities associated with uncertain tax positions were $5.5 million and $16.8 million as of December 31, 2023 and January 1, 2023, respectively. These are included within “Other long-term liabilities” in our Consolidated Balance Sheets as they are not expected to be paid within the next 12 months. Due to the complexity and uncertainty associated with our tax positions, we cannot make a reasonably reliable estimate of the period in which cash settlement, if any, would be made for our liabilities associated with uncertain tax positions in Other long-term liabilities.
Defined Benefit Pension Plans
Prior to the Spin-off, SunPower maintained defined benefit pension plans for certain of our employees and they continue to be part of these pension plans after the Spin-off and the maintenance of such defined benefit pension plans has been transferred to the Company. Benefits under these plans are generally based on an employee’s age, years of service and compensation. Funding requirements are determined on an individual country and plan basis and are subject to local country practices and market circumstances. The funded status of the pension plans, which represents the difference between the benefit obligation and fair value of plan assets, is calculated on a plan-by-plan basis. We have elected to measure plan assets and benefit obligation using the month-end that is closest to our fiscal year-end. The benefit obligation and related funded status are determined using assumptions as of the end of each fiscal year. We recognize the overfunded or underfunded status of our pension plans as an asset or liability on our Consolidated Balance Sheets. As of December 31, 2023 and January 1, 2023, the underfunded status of our pension plans presented within “Other long-term liabilities” on our Consolidated Balance Sheets was $2.0 million and $1.6 million, respectively. The impact of transition assets and obligations and actuarial gains and losses are recorded within “Accumulated other comprehensive loss” and are generally amortized as a component of net periodic cost over the average remaining service period of participating employees. We recorded a loss of $0.6 million for fiscal year 2023, a gain of $0.9 million and $0.8 million for fiscal year 2022 and 2021, respectively, related to our benefit plans.
Our entity in the Philippines has a tax qualified defined benefit plan covering its regular employees (the “Philippines Plan” or the “Fund”). Under the Philippines Plan, all employees of the entity who have not reached the age of 60 are qualified and become automatically members of the plan.
The Fund is administered by a trustee bank, under a Trust Agreement (the “Philippines Trust Agreement”), designated by the Philippines’ subsidiary acting through the Retirement Committee (as defined in the
Philippines Trust Agreement). The Trustee shall have administrative control over the management of the Fund, and shall be vested with all powers, authority and discretion necessary or expedient for that purpose, in addition to any express powers conferred by the Philippines Trust Agreement. The trustee may adopt and prescribe such rules and regulations as are necessary for the efficient administration of the Fund, provided such are not inconsistent with the Rules and Regulations of the Retirement Plan (as defined in the Philippines Plan).
Under the existing regulatory framework in the Philippines, it requires a provision for retirement pay to qualified private sector employees in the absence of any retirement plan in the entity, provided however that the employee’s retirement benefits under any collective bargaining and other agreement shall not be less than those provided under the law. The law does not require minimum funding of the plan.
Indemnifications
In the ordinary course of business, the Company enters into contractual arrangements under which the Company may agree to indemnify a third party to such arrangement from any losses incurred relating to the services they perform on behalf of the Company or for losses arising from certain events as defined within the particular contract, which may include, for example, litigation or claims relating to past performance. Historically, payments made related to these indemnifications have been immaterial.
Similarly, the Company enters into contractual arrangements under which SunPower or other third parties agrees to indemnify the Company for certain litigation and claims to which we are a party. As the exposure related to these claims are directly attributable to the Company’s historical operations, the Company has recognized a receivable from SunPower in the amount of $3.0 million as of December 31, 2023, consistent with the Company’s recognition and measurement principles and assumptions. The receivable balances are recorded in “Prepaid expenses and other current assets” in the Consolidated Balance Sheets.
Legal Matters
We are a party to various litigation matters and claims that arise from time to time in the ordinary course of our business. While we believe that the ultimate outcome of such matters will not have a material adverse effect on us, their outcomes are not determinable and negative outcomes may adversely affect our financial position, liquidity, or results of operations. In addition, under the Separation and Distribution Agreement entered into with SunPower in connection with the Spin-off, SunPower indemnifies us for certain litigation claims to which certain of our subsidiaries are named the defendant or party. The liabilities related to these legal claims and an offsetting receivable from SunPower are reflected on our Consolidated Balance Sheets as of December 31, 2023 and January 1, 2023. Please refer to Note 3. Transactions with SunPower and TotalEnergies.
During fiscal year 2023, the Company has received legal claims from certain parties. The Company has made provisions for the estimated amount of exposure in relation to this claim in “Accrued liabilities” on the Consolidated Balance Sheets as of December 31, 2023. The Company is not able to estimate the possible cost or liabilities in excess of the accrual.
Letters of Credit and Bank Guarantees
The Company provides standby letters of credit or other guarantee instruments to various parties as required for certain transactions initiated during the ordinary course of business, to guarantee the Company’s performance in accordance with contractual or legal obligations. As of December 31, 2023, the maximum potential payment obligation that the Company could be required to make under these guarantee agreements was $5.3 million. The contractual terms of the guarantees range from 7 months to 57 months. We have not recorded any liability in connection with these guarantee agreements beyond that required to appropriately account for the underlying transaction being guaranteed. We do not believe, based on historical experience and information currently available, that it is probable that any amounts will be required to be paid under these guarantee agreements. Certain guarantee agreements are collateralized by restricted cash totaling to $5.3 million which is included in “Prepaid expenses and other current assets” and “Other long-term assets” on the Consolidated Balance Sheets as of December 31, 2023.